Exhibit 99.1

FOR IMMEDIATE RELEASE October 15, 2024

For more information

Kathryn Shrout Mistich, VP, Investor Relations Manager

504.539.7836 or kathryn.mistich@hancockwhitney.com

Hancock Whitney reports third quarter 2024 EPS of $1.33

GULFPORT, Miss. (October 15, 2024) — Hancock Whitney Corporation (Nasdaq: HWC) today announced its financial results for the third quarter of 2024. Net income for the third quarter of 2024 totaled $115.6 million, or $1.33 per diluted common share (EPS), compared to $114.6 million, or $1.31 per diluted common share, in the second quarter of 2024. The company reported net income for the third quarter of 2023 of $97.7 million, or $1.12 per diluted common share.

Third Quarter 2024 Highlights

•
Net income totaled $115.6 million, compared to $114.6 million in the prior quarter
•
Pre-provision net revenue (PPNR) totaled $166.5 million, compared to $156.4 million in the prior quarter
•
Loans decreased $456 million, or 8% linked quarter annualized (LQA)
•
Deposits decreased $218 million, or 3% LQA
•
Criticized commercial loans increased and nonaccrual loans decreased
•
ACL coverage solid at 1.46%, up 3 bps compared to prior quarter
•
NIM 3.39%, up 2 bps compared to prior quarter
•
CET1 ratio estimated at 13.79%, up 54 bps linked-quarter; TCE ratio 9.56%, up 79 bps linked-quarter
•
Efficiency ratio 54.42%, down 176 bps linked-quarter

“The third quarter results reflect the continued strength and stability of our company,” said John M. Hairston, President & CEO. “Our efforts to improve profitability continued with another quarter of 1.32% ROA, additional NIM expansion, fee income growth, and lower operating expenses. Credit metrics continued to normalize with an increase in criticized commercial loans at the end of the quarter. Non-accrual loans were down, and we’ve maintained a solid ACL to loans of 1.46%. Our capital ratios continue to grow due to strong earnings and are at top quartile levels. As we reflect on and celebrate our 125th anniversary, we remain dedicated to demonstrating our strength, stability, and commitment to our shareholders, clients, communities, and associates.”

Loans

Total loans were $23.5 billion at September 30, 2024, down $456.0 million, or 2%, from June 30, 2024. The decrease was primarily due to the runoff of a Shared National Credit portfolio of $254 million as we remain focused on originating more granular loans, and higher payoffs on income-producing commercial real estate loans.

Average loans totaled $23.6 billion for the third quarter of 2024, down $365.4 million, or 2%, linked-quarter. Management expects 2024 period-end loan balances to be flat to down slightly from year-end 2023.

Deposits

Total deposits at September 30, 2024 were $29.0 billion, down $217.8 million, or less than 1%, from June 30, 2024. The linked-quarter decrease in deposits was driven primarily by a decrease in interest-bearing public funds driven by seasonal runoff and a decrease in DDAs. These decreases were partially offset by an increase in interest-bearing transactions and savings deposits due to mid-quarter inflows from equity markets and an increase in retail time deposits despite maturity concentrations and promotional rate reductions during the period.

DDAs totaled $10.5 billion at September 30, 2024, down $142.7 million, or 1%, from June 30, 2024 and comprised 36% of total period-end deposits. Interest-bearing transaction and savings deposits totaled $10.9 billion at the end of the third quarter of 2024, up $81.9 million, or 1%, linked-quarter. Compared to June 30, 2024, retail time deposits of $4.7 billion were up $70.3 million, or 2%, and brokered deposits were $190.5 million, down $9.6 million, or 5%, compared to the prior quarter. Interest-bearingpublic fund deposits decreased $217.6 million, or 7%, linked-quarter, totaling $2.7 billion at September 30, 2024.

Average deposits for the third quarter of 2024 were $28.9 billion, down $128.9 million, or less than 1%, linked-quarter. Management expects 2024 period-end deposit levels to be flat to down slightly from year-end 2023.

Asset Quality

The total allowance for credit losses (ACL) was $342.8 million at September 30, 2024, up $0.5 million, or less than 1%, from June 30, 2024. During the third quarter of 2024, the company recorded a provision for credit losses of $18.6 million, compared to a provision for credit losses of $8.7 million in the second quarter of 2024. There were $18.0 million of net charge-offs in the third quarter of 2024, or 0.30% of average total loans on an annualized basis, compared to net charge-offs of $7.3 million, or 0.12% of average total loans in the second quarter of 2024. The ratio of ACL to period-end loans was 1.46% at September 30, 2024, compared to 1.43% at June 30, 2024.

Criticized commercial loans totaled $508.0 million, or 2.81% of total commercial loans, at September 30, 2024, compared to $379.8 million, or 2.05% of total commercial loans at June 30, 2024. Nonaccrual loans totaled $82.9 million, or 0.35% of total loans, at September 30, 2024, compared to $86.3 million, or 0.36% of total loans, at June 30, 2024. ORE and foreclosed assets were $27.7 million at September 30, 2024, up $25.6 million, compared to June 30, 2024, largely due to property from one commercial borrower.

Net Interest Income and Net Interest Margin (NIM)

Net interest income (TE) for the third quarter of 2024 was $274.5 million, an increase of $1.2 million, or less than 1%, from the second quarter of 2024. The net interest margin (NIM) (TE) was 3.39% in the third quarter of 2024, up 2 bps linked-quarter. Higher rates on loans (+2 bps), higher securities yields (+1 bp) and a favorable borrowing mix (+1 bp), led to a 4 basis point improvement in NIM, partially offset by the change in deposit rates (-2 bps).

Average earning assets were $32.3 billion for the third quarter of 2024, down $275.6 million, or less than 1%, from the second quarter of 2024.

Noninterest Income

Noninterest income totaled $95.9 million for the third quarter of 2024, up $6.7 million, or 8%, from the second quarter of 2024.

Service charges on deposits were up $0.9 million, or 4%, from the second quarter of 2024, due to higher account activity. Bank card and ATM fees were down $0.2 million, or 1%, from the second quarter of 2024.

Investment and annuity income and insurance fees were up $1.1 million, or 11%, linked-quarter, related to sales and recurring fees on higher market value securities. Trust fees were down $0.5 million, or 2% linked-quarter. Fees from secondary mortgage operations totaled $3.4 million for the third quarter of 2024, down $0.2 million, or 5%, linked-quarter.

Other noninterest income was $18.8 million in the third quarter of 2024, up $5.6 million, or 42%, from the second quarter of 2024, due to higher derivative income, SBIC income, BOLI and SBA loan income.

Noninterest Expense & Taxes

Noninterest expense totaled $203.8 million, down $2.2 million, or 1% linked-quarter.

Personnel expense totaled $115.8 million in the third quarter of 2024, down $3.0 million, or 2%, linked-quarter. The decrease was due to a decrease in full-time equivalent employees and higher loan fee deferrals (FAS91). Net occupancy and equipment expense totaled $18.1 million in the third quarter of 2024, up $0.7 million, or 4%, from the second quarter of 2024, due to routine maintenance and hardware replacements. Amortization of intangibles totaled $2.3 million for the third quarter of 2024, down $0.1 million, or 4%, linked-quarter.

ORE and other foreclosed assets was a net gain of $0.4 million in the third quarter of 2024, compared to a net gain of $1.1 million in the second quarter of 2024.

Other expense totaled $68.1 million in the third quarter of 2024, down $0.5 million or less than 1%, linked-quarter.

The effective income tax rate for the third quarter of 2024 was 20.4%.

Capital

Common stockholders’ equity at September 30, 2024 totaled $4.2 billion, up $254.0 million, or 6%, from June 30, 2024. The tangible common equity (TCE) ratio was 9.56%, up 79 bps linked-quarter. The company’s CET1 ratio is estimated to be 13.79% at September 30, 2024, up 54 bps linked-quarter. Total risk-based capital ratio is estimated to be 15.57% at September 30, 2024, up 57 bps linked-quarter. During the third quarter of 2024, the company repurchased 300,000 shares of its common stock at an average price of $50.60 per share. This stock repurchase is pursuant to the company’s share buyback program (authorizing the repurchase of up to 4,297,000 shares of the company’s outstanding common stock), which is set to expire on December 31, 2024. To-date the company has repurchased 612,993 shares under this buyback program.

Conference Call and Slide Presentation

Management will host a conference call for analysts and investors at 3:30 p.m. Central Time on Tuesday, October 15, 2024 to review third quarter of 2024 results. A live listen-only webcast of the call will be available under the Investor Relations section of Hancock Whitney’s website at investors.hancockwhitney.com. A link to the release with additional financial tables, and a link to a slide presentation related to third quarter results are also posted as part of the webcast link. To participate in the Q&A portion of the call, dial 888-210-2654 or 646-960-0278, access code 6914431.

An audio archive of the conference call will be available under the Investor Relations section of our website. A replay of the call will also be available through October 22, 2024 by dialing 800-770-2030 or 609-800-9909, access code 6914431.

About Hancock Whitney

Since the late 1800s, Hancock Whitney has embodied core values of Honor & Integrity, Strength & Stability, Commitment to Service, Teamwork, and Personal Responsibility. Hancock Whitney offices and financial centers in Mississippi, Alabama, Florida, Louisiana, and Texas offer comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment services; healthcare banking; and mortgage services. The company also operates combined loan and deposit production offices in the greater metropolitan areas of Nashville, Tennessee and Atlanta, Georgia. More information is available at www.hancockwhitney.com.

Non-GAAP Financial Measures

This news release includes non-GAAP financial measures to describe Hancock Whitney’s performance. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. The reconciliations of those measures to GAAP measures are provided either in the financial tables or in Appendix A thereto.

Consistent with the provisions of subpart 229.1400 of the Securities and Exchange Commission’s Regulation S-K, “Disclosures by Bank and Savings and Loan Registrants,” the company presents net interest income, net interest margin and efficiency ratios on a fully taxable equivalent (“TE”) basis. The TE basis adjusts for the tax-favored status of net interest income from certain loans and investments using the statutory federal tax rate to increase tax-exempt interest income to a taxable equivalent basis. The company believes this measure to be the preferred industry measurement of net interest income and it enhances comparability of net interest income arising from taxable and tax-exempt sources.

The company presents certain additional non-GAAP financial measures to assist the reader with a better understanding of the company’s performance period over period, as well as to provide investors with assistance in understanding the success management has experienced in executing its strategic initiatives. The company highlights certain items that are outside of our principal business and/or are not indicative of forward-looking trends in supplemental disclosures items below our GAAP financial data and presents certain “Adjusted” ratios that exclude these disclosed items. These adjusted ratios provide management or the reader with a measure that may be more indicative of forward-looking trends in our business, as well as demonstrates the effects of significant gains or losses and changes.

We define Adjusted Pre-Provision Net Revenue as net income excluding provision expense and income tax expense, plus the taxable equivalent adjustment (as defined above), less supplemental disclosure items (as defined above). Management believes that adjusted pre-provision net revenue is a useful financial measure because it enables investors and others to assess the company’s ability to generate capital to cover credit losses through a credit cycle. We define Adjusted Revenue as net interest income (te) and noninterest income less supplemental disclosure items. We define Adjusted Noninterest Expense as noninterest expense less supplemental disclosure items. We define our Efficiency Ratio as noninterest expense to total net interest income (te) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items, if applicable. Management believes adjusted revenue, adjusted noninterest expense and the efficiency ratio are useful measures as they provide a greater understanding of ongoing operations and enhance comparability with prior periods.

Important Cautionary Statement about Forward-Looking Statements

This release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, capital levels, deposits (including growth, pricing, and betas), investment portfolio, other sources of liquidity, loan growth expectations, management’s predictions about charge-offs for loans, general economic business conditions in our local markets, Federal Reserve action with respect to interest rates, the effects of war or other conflicts, acts of terrorism, climate change, the impact of natural or man-made disasters, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings, assessments, and enforcement actions, as well as the impact of negative developments affecting the banking industry and the resulting media coverage; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating and cost reduction initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial and non-financial reporting, the financial impact of regulatory requirements and tax reform legislation, deposit trends, credit quality trends, the impact of current and future economic conditions, including the effects of declines in the real estate market, high unemployment, inflationary pressures, increasing insurance costs, elevated interest rates, including the impact of changes in interest rates on our financial projections, models and guidance and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in other periodic reports that we file with the SEC.

HANCOCK WHITNEY CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended			Nine Months Ended
(dollars and common share data in thousands, except per share amounts)	9/30/2024	6/30/2024	9/30/2023	9/30/2024	9/30/2023
NET INCOME
Net interest income	$271,764	$270,430	$269,234	$808,365	$828,139
Net interest income (TE) (a)	274,457	273,258	272,086	816,716	836,412
Provision for credit losses	18,564	8,723	28,498	40,255	42,151
Noninterest income	95,895	89,174	85,974	272,920	249,529
Noninterest expense	203,839	206,016	204,675	617,577	607,697
Income tax expense	29,684	30,308	24,297	84,712	85,821
Net income	$115,572	$114,557	$97,738	$338,741	$341,999
Supplemental disclosure items - included above, pre-tax
Included in noninterest expense
FDIC special assessment	$—	$—	$—	$3,800	$—
PERIOD-END BALANCE SHEET DATA
Loans	$23,455,587	$23,911,616	$23,983,679	$23,455,587	$23,983,679
Securities	7,769,780	7,535,836	7,916,101	7,769,780	7,916,101
Earning assets	32,045,222	32,056,415	32,733,591	32,045,222	32,733,591
Total assets	35,238,107	35,412,291	36,298,301	35,238,107	36,298,301
Noninterest-bearing deposits	10,499,476	10,642,213	11,626,371	10,499,476	11,626,371
Total deposits	28,982,905	29,200,718	30,320,337	28,982,905	30,320,337
Common stockholders' equity	4,174,687	3,920,718	3,501,003	4,174,687	3,501,003
AVERAGE BALANCE SHEET DATA
Loans	$23,552,002	$23,917,361	$23,830,724	$23,759,083	$23,526,808
Securities (b)	8,218,896	8,214,172	8,888,477	8,210,192	9,010,201
Earning assets	32,263,748	32,539,363	33,137,565	32,452,619	33,171,798
Total assets	34,780,386	34,998,880	35,626,927	34,959,722	35,665,505
Noninterest-bearing deposits	10,359,390	10,526,903	11,453,236	10,519,199	12,184,410
Total deposits	28,940,163	29,069,097	29,757,180	29,189,160	29,311,176
Common stockholders' equity	4,021,211	3,826,296	3,572,487	3,889,265	3,518,105
COMMON SHARE DATA
Earnings per share - diluted	$1.33	$1.31	$1.12	$3.88	$3.92
Cash dividends per share	0.40	0.40	0.30	1.10	0.90
Book value per share (period-end)	48.47	45.40	40.64	48.47	40.64
Tangible book value per share (period-end)	38.10	35.04	30.16	38.10	30.16
Weighted average number of shares - diluted	86,560	86,765	86,437	86,650	86,368
Period-end number of shares	86,136	86,355	86,148	86,136	86,148
Market data
High sales price	$57.78	$49.11	$45.15	$57.78	$54.38
Low sales price	45.26	41.56	35.34	41.19	31.02
Period-end closing price	51.17	47.83	36.99	51.17	36.99
Trading volume	35,017	29,308	34,506	94,834	112,391
PERFORMANCE RATIOS
Return on average assets	1.32%	1.32%	1.09%	1.29%	1.28%
Return on average common equity	11.43%	12.04%	10.85%	11.63%	13.00%
Return on average tangible common equity	14.70%	15.73%	14.53%	15.12%	17.51%
Tangible common equity ratio (c)	9.56%	8.77%	7.34%	9.56%	7.34%
Net interest margin (TE)	3.39%	3.37%	3.27%	3.36%	3.37%
Noninterest income as a percentage of total revenue (TE)	25.89%	24.60%	24.01%	25.05%	22.98%
Efficiency ratio (d)	54.42%	56.18%	56.38%	55.67%	55.14%
Average loan/deposit ratio	81.38%	82.28%	80.08%	81.40%	80.27%
Allowance for loan losses as a percentage of period-end loans	1.35%	1.32%	1.28%	1.35%	1.28%
Allowance for credit losses as a percentage of period-end loans (e)	1.46%	1.43%	1.40%	1.46%	1.40%
Annualized net charge-offs to average loans	0.30%	0.12%	0.64%	0.19%	0.27%
Allowance for loan losses as a % of nonaccrual loans	382.87%	366.54%	507.68%	382.87%	507.68%
FTE headcount	3,458	3,541	3,681	3,458	3,681
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items noted above.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended
(dollars and common share data in thousands, except per share amounts)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
NET INCOME
Net interest income	$271,764	$270,430	$266,171	$269,460	$269,234
Net interest income (TE) (a)	274,457	273,258	269,001	272,294	272,086
Provision for credit losses	18,564	8,723	12,968	16,952	28,498
Noninterest income	95,895	89,174	87,851	38,951	85,974
Noninterest expense	203,839	206,016	207,722	229,151	204,675
Income tax expense	29,684	30,308	24,720	11,705	24,297
Net income	$115,572	$114,557	$108,612	$50,603	$97,738
Supplemental disclosure items - included above, pre-tax
Included in noninterest income
Gain on sale of parking facility	$—	$—	$—	$16,126	$—
Loss on securities portfolio restructure	—	—	—	(65,380)	—
Included in noninterest expense
FDIC special assessment	—	—	3,800	26,123	—
PERIOD-END BALANCE SHEET DATA
Loans	$23,455,587	$23,911,616	$23,970,938	$23,921,917	$23,983,679
Securities	7,769,780	7,535,836	7,559,182	7,599,974	7,916,101
Earning assets	32,045,222	32,056,415	31,985,610	32,175,097	32,733,591
Total assets	35,238,107	35,412,291	35,247,119	35,578,573	36,298,301
Noninterest-bearing deposits	10,499,476	10,642,213	10,802,127	11,030,515	11,626,371
Total deposits	28,982,905	29,200,718	29,775,906	29,690,059	30,320,337
Common stockholders' equity	4,174,687	3,920,718	3,853,436	3,803,661	3,501,003
AVERAGE BALANCE SHEET DATA
Loans	$23,552,002	$23,917,361	$23,810,163	$23,795,681	$23,830,724
Securities (b)	8,218,896	8,214,172	8,197,410	8,579,444	8,888,477
Earning assets	32,263,748	32,539,363	32,556,821	33,128,130	33,137,565
Total assets	34,780,386	34,998,880	35,101,869	35,538,300	35,626,927
Noninterest-bearing deposits	10,359,390	10,526,903	10,673,060	11,132,354	11,453,236
Total deposits	28,940,163	29,069,097	29,560,956	29,974,941	29,757,180
Common stockholders' equity	4,021,211	3,826,296	3,818,840	3,560,978	3,572,487
COMMON SHARE DATA
Earnings per share - diluted	$1.33	$1.31	$1.24	$0.58	$1.12
Cash dividends per share	0.40	0.40	0.30	0.30	0.30
Book value per share (period-end)	48.47	45.40	44.49	44.05	40.64
Tangible book value per share (period-end)	38.10	35.04	34.12	33.63	30.16
Weighted average number of shares - diluted	86,560	86,765	86,726	86,604	86,437
Period-end number of shares	86,136	86,355	86,622	86,345	86,148
Market data
High sales price	$57.78	$49.11	$49.10	$49.65	$45.15
Low sales price	45.26	41.56	41.19	32.16	35.34
Period-end closing price	51.17	47.83	46.04	48.59	36.99
Trading volume	35,017	29,308	30,508	38,574	34,506
PERFORMANCE RATIOS
Return on average assets	1.32%	1.32%	1.24%	0.56%	1.09%
Return on average common equity	11.43%	12.04%	11.44%	5.64%	10.85%
Return on average tangible common equity	14.70%	15.73%	14.96%	7.55%	14.53%
Tangible common equity ratio (c)	9.56%	8.77%	8.61%	8.37%	7.34%
Net interest margin (TE)	3.39%	3.37%	3.32%	3.27%	3.27%
Noninterest income as a percentage of total revenue (TE)	25.89%	24.60%	24.62%	12.51%	24.01%
Efficiency ratio (d)	54.42%	56.18%	56.44%	55.58%	56.38%
Average loan/deposit ratio	81.38%	82.28%	80.55%	79.39%	80.08%
Allowance for loan losses as a percentage of period-end loans	1.35%	1.32%	1.31%	1.29%	1.28%
Allowance for credit losses as a percentage of period-end loans (e)	1.46%	1.43%	1.42%	1.41%	1.40%
Annualized net charge-offs to average loans	0.30%	0.12%	0.15%	0.27%	0.64%
Allowance for loan losses as a % of nonaccrual loans	382.87%	366.54%	382.21%	521.56%	507.68%
FTE headcount	3,458	3,541	3,564	3,591	3,681
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosures noted above.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share data)	9/30/2024	6/30/2024	9/30/2023	9/30/2024	9/30/2023
NET INCOME
Interest income	$429,476	$427,545	$415,827	$1,278,705	$1,193,703
Interest income (TE) (f)	432,169	430,373	418,679	1,287,056	1,201,976
Interest expense	157,712	157,115	146,593	470,340	365,564
Net interest income (TE)	274,457	273,258	272,086	816,716	836,412
Provision for credit losses	18,564	8,723	28,498	40,255	42,151
Noninterest income	95,895	89,174	85,974	272,920	249,529
Noninterest expense	203,839	206,016	204,675	617,577	607,697
Income before income taxes	145,256	144,865	122,035	423,453	427,820
Income tax expense	29,684	30,308	24,297	84,712	85,821
Net income	$115,572	$114,557	$97,738	$338,741	$341,999
Supplemental disclosure items - included above, pre-tax
Included in noninterest expense
FDIC special assessment	$—	$—	$—	$3,800	$—
NONINTEREST INCOME
Service charges on deposit accounts	$23,144	$22,275	$22,264	$67,658	$64,377
Trust fees	18,014	18,473	16,593	53,564	50,720
Bank card and ATM fees	21,639	21,827	20,555	64,088	62,258
Investment and annuity fees and insurance commissions	10,890	9,789	8,520	32,523	25,628
Secondary mortgage market operations	3,379	3,546	2,609	9,816	7,076
Other income	18,829	13,264	15,433	45,271	39,470
Total noninterest income	$95,895	$89,174	$85,974	$272,920	$249,529
NONINTEREST EXPENSE
Personnel expense	$115,771	$118,726	$116,266	$355,654	$346,453
Net occupancy and equipment expense	18,127	17,470	18,210	53,220	52,902
Other real estate and foreclosed assets (income) expense, net	(411)	(1,099)	(26)	(1,706)	(153)
Other expense	68,060	68,530	67,412	203,202	199,611
Amortization of intangibles	2,292	2,389	2,813	7,207	8,884
Total noninterest expense	$203,839	$206,016	$204,675	$617,577	$607,697
COMMON SHARE DATA
Earnings per share:
Basic	$1.33	$1.31	$1.12	$3.89	$3.93
Diluted	1.33	1.31	1.12	3.88	3.92

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended
(in thousands, except per share data)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
NET INCOME
Interest income	$429,476	$427,545	$421,684	$426,794	$415,827
Interest income (TE) (f)	432,169	430,373	424,514	429,628	418,679
Interest expense	157,712	157,115	155,513	157,334	146,593
Net interest income (TE)	274,457	273,258	269,001	272,294	272,086
Provision for credit losses	18,564	8,723	12,968	16,952	28,498
Noninterest income	95,895	89,174	87,851	38,951	85,974
Noninterest expense	203,839	206,016	207,722	229,151	204,675
Income before income taxes	145,256	144,865	133,332	62,308	122,035
Income tax expense	29,684	30,308	24,720	11,705	24,297
Net income	$115,572	$114,557	$108,612	$50,603	$97,738
Supplemental disclosure items - included above, pre-tax
Included in noninterest income
Gain on sale of parking facility	$—	$—	$—	$16,126	$—
Loss on securities portfolio restructure	—	—	—	(65,380)	—
Included in noninterest expense
FDIC special assessment	—	—	3,800	26,123	—
NONINTEREST INCOME
Service charges on deposit accounts	$23,144	$22,275	$22,239	$21,643	$22,264
Trust fees	18,014	18,473	17,077	16,845	16,593
Bank card and ATM fees	21,639	21,827	20,622	20,708	20,555
Investment and annuity fees and insurance commissions	10,890	9,789	11,844	11,086	8,520
Secondary mortgage market operations	3,379	3,546	2,891	2,083	2,609
Securities transactions, net	—	—	—	(65,380)	—
Other income	18,829	13,264	13,178	31,966	15,433
Total noninterest income	$95,895	$89,174	$87,851	$38,951	$85,974
NONINTEREST EXPENSE
Personnel expense	$115,771	$118,726	$121,157	$114,342	$116,266
Net occupancy and equipment expense	18,127	17,470	17,623	17,523	18,210
Other real estate and foreclosed assets (income) expense, net	(411)	(1,099)	(196)	(471)	(26)
Other expense	68,060	68,530	66,612	95,085	67,412
Amortization of intangibles	2,292	2,389	2,526	2,672	2,813
Total noninterest expense	$203,839	$206,016	$207,722	$229,151	$204,675
COMMON SHARE DATA
Earnings per share:
Basic	$1.33	$1.31	$1.25	$0.58	$1.12
Diluted	1.33	1.31	1.24	0.58	1.12

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
PERIOD-END BALANCE SHEET
(Unaudited)

(dollars in thousands)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
ASSETS
Commercial non-real estate loans	$9,588,309	$9,847,759	$9,926,333	$9,957,284	$10,075,585
Commercial real estate - owner occupied loans	3,096,173	3,094,258	3,080,192	3,093,763	3,081,327
Total commercial and industrial loans	12,684,482	12,942,017	13,006,525	13,051,047	13,156,912
Commercial real estate - income producing loans	3,988,661	4,053,812	4,042,797	3,986,943	4,027,553
Construction and land development loans	1,423,615	1,528,393	1,541,773	1,551,091	1,614,846
Residential mortgage loans	3,988,309	4,000,211	3,983,321	3,886,072	3,721,106
Consumer loans	1,370,520	1,387,183	1,396,522	1,446,764	1,463,262
Total loans	23,455,587	23,911,616	23,970,938	23,921,917	23,983,679
Loans held for sale	24,624	27,354	16,470	26,124	15,862
Securities	7,769,780	7,535,836	7,559,182	7,599,974	7,916,101
Short-term investments	795,231	581,609	439,020	627,082	817,949
Earning assets	32,045,222	32,056,415	31,985,610	32,175,097	32,733,591
Allowance for loan losses	(317,271)	(316,148)	(313,726)	(307,907)	(306,291)
Goodwill and other intangible assets	892,883	895,175	897,564	900,090	902,762
Other assets	2,617,273	2,776,849	2,677,671	2,811,293	2,968,239
Total assets	$35,238,107	$35,412,291	$35,247,119	$35,578,573	$36,298,301
LIABILITIES
Noninterest-bearing deposits	$10,499,476	$10,642,213	$10,802,127	$11,030,515	$11,626,371
Interest-bearing transaction and savings deposits	10,895,521	10,813,648	10,954,231	10,659,970	10,668,241
Interest-bearing public fund deposits	2,704,106	2,921,724	3,066,270	3,143,015	2,853,236
Time deposits	4,883,802	4,823,133	4,953,278	4,856,559	5,172,489
Total interest-bearing deposits	18,483,429	18,558,505	18,973,779	18,659,544	18,693,966
Total deposits	28,982,905	29,200,718	29,775,906	29,690,059	30,320,337
Short-term borrowings	1,265,944	1,363,959	667,760	1,154,829	1,425,928
Long-term debt	236,431	236,393	236,355	236,317	236,279
Other liabilities	578,140	690,503	713,662	693,707	814,754
Total liabilities	31,063,420	31,491,573	31,393,683	31,774,912	32,797,298
COMMON STOCKHOLDERS' EQUITY
Common stock net of treasury and capital surplus	2,032,599	2,041,597	2,049,215	2,049,184	2,044,611
Retained earnings	2,617,584	2,537,057	2,457,736	2,375,604	2,351,386
Accumulated other comprehensive (loss)	(475,496)	(657,936)	(653,515)	(621,127)	(894,994)
Total common stockholders' equity	4,174,687	3,920,718	3,853,436	3,803,661	3,501,003
Total liabilities & stockholders' equity	$35,238,107	$35,412,291	$35,247,119	$35,578,573	$36,298,301
CAPITAL RATIOS
Tangible common equity	$3,281,804	$3,025,543	$2,955,872	$2,903,571	$2,598,241
Tier 1 capital (g)	3,800,571	3,726,751	3,652,180	3,584,474	3,552,824
Common equity as a percentage of total assets	11.85%	11.07%	10.93%	10.69%	9.65%
Tangible common equity ratio	9.56%	8.77%	8.61%	8.37%	7.34%
Leverage (Tier 1) ratio (g)	11.03%	10.71%	10.49%	10.10%	10.01%
Common equity tier 1 (CET1) ratio (g)	13.79%	13.25%	12.65%	12.33%	12.06%
Tier 1 risk-based capital ratio (g)	13.79%	13.25%	12.65%	12.33%	12.06%
Total risk-based capital ratio (g)	15.57%	15.00%	14.34%	13.93%	13.63%

(g) Estimated for most recent period-end. Regulatory capital ratios reflect the election to use the five-year transition rules for the adoption of ASC 326, commonly referred to as Current Expected Credit Loss, or CECL.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE SHEET
(Unaudited)

	Three Months Ended			Nine Months Ended
(in thousands)	9/30/2024	6/30/2024	9/30/2023	9/30/2024	9/30/2023
ASSETS
Commercial non-real estate loans	$9,631,318	$9,839,115	$10,057,941	$9,758,388	$9,984,957
Commercial real estate - owner occupied loans	3,092,836	3,083,561	3,060,659	3,086,179	3,068,259
Total commercial and industrial loans	12,724,154	12,922,676	13,118,600	12,844,567	13,053,216
Commercial real estate - income producing loans	4,028,195	4,090,000	3,822,711	4,035,934	3,756,906
Construction and land development loans	1,427,592	1,519,879	1,737,658	1,499,923	1,748,508
Residential mortgage loans	3,996,986	4,000,570	3,669,922	3,986,899	3,452,799
Consumer loans	1,375,075	1,384,236	1,481,833	1,391,760	1,515,379
Total loans	23,552,002	23,917,361	23,830,724	23,759,083	23,526,808
Loans held for sale	26,565	24,980	43,390	22,344	30,563
Securities (h)	8,218,896	8,214,172	8,888,477	8,210,192	9,010,201
Short-term investments	466,285	382,850	374,974	461,000	604,226
Earning assets	32,263,748	32,539,363	33,137,565	32,452,619	33,171,798
Allowance for loan losses	(317,969)	(316,039)	(315,371)	(315,229)	(312,081)
Goodwill and other intangible assets	893,997	896,330	904,127	896,361	907,037
Other assets	1,940,610	1,879,226	1,900,606	1,925,971	1,898,751
Total assets	$34,780,386	$34,998,880	$35,626,927	$34,959,722	$35,665,505
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Noninterest-bearing deposits	$10,359,390	$10,526,903	$11,453,236	$10,519,199	$12,184,410
Interest-bearing transaction and savings deposits	10,905,268	10,728,709	10,583,224	10,812,730	10,570,452
Interest-bearing public fund deposits	2,770,592	2,967,284	2,851,965	2,951,764	2,996,975
Time deposits	4,904,913	4,846,201	4,868,755	4,905,467	3,559,339
Total interest-bearing deposits	18,580,773	18,542,194	18,303,944	18,669,961	17,126,766
Total deposits	28,940,163	29,069,097	29,757,180	29,189,160	29,311,176
Short-term borrowings	972,148	1,138,893	1,311,049	965,036	1,929,204
Long-term debt	236,412	236,374	236,260	236,374	240,099
Other liabilities	610,452	728,220	749,951	679,887	666,921
Common stockholders' equity	4,021,211	3,826,296	3,572,487	3,889,265	3,518,105
Total liabilities & stockholders' equity	$34,780,386	$34,998,880	$35,626,927	$34,959,722	$35,665,505

(h) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Three Months Ended
	9/30/2024			6/30/2024			9/30/2023
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$18,179.9	$298.5	6.53%	$18,532.6	$301.4	6.54%	$18,679.0	$294.1	6.25%
Residential mortgage loans	3,997.0	39.9	3.99%	4,000.6	37.7	3.77%	3,669.9	33.7	3.67%
Consumer loans	1,375.1	30.6	8.85%	1,384.2	30.6	8.90%	1,481.8	32.2	8.61%
Loan fees & late charges	—	1.9	0.00%	—	2.0	0.00%	—	0.3	0.00%
Total loans (TE) (j) (k)	23,552.0	370.9	6.27%	23,917.4	371.7	6.24%	23,830.7	360.3	6.01%
Loans held for sale	26.5	0.6	8.63%	25.0	0.4	7.06%	43.4	0.8	7.30%
US Treasury and government agency securities	556.4	4.1	2.92%	531.9	3.7	2.80%	535.3	3.4	2.52%
CMOs and mortgage backed securities	6,807.9	44.2	2.60%	6,807.4	43.2	2.54%	7,450.5	42.7	2.29%
Municipals (TE)	831.1	6.2	2.96%	851.4	6.3	2.96%	879.2	6.5	2.98%
Other securities	23.5	0.2	3.86%	23.5	0.2	3.86%	23.5	0.2	3.51%
Total securities (TE) (l)	8,218.9	54.7	2.66%	8,214.2	53.4	2.60%	8,888.5	52.8	2.37%
Total short-term investments	466.3	6.0	5.16%	382.8	4.9	5.14%	375.0	4.8	5.08%
Average earning assets yield (TE)	$32,263.7	$432.2	5.34%	$32,539.4	$430.4	5.31%	$33,137.6	$418.7	5.02%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$10,905.3	$65.1	2.37%	$10,728.7	$61.4	2.30%	$10,583.2	$51.4	1.93%
Time deposits	4,904.9	57.5	4.66%	4,846.2	56.8	4.71%	4,868.7	53.8	4.38%
Public funds	2,770.6	24.6	3.54%	2,967.3	26.4	3.58%	2,852.0	25.6	3.57%
Total interest-bearing deposits	18,580.8	147.2	3.15%	18,542.2	144.6	3.14%	18,303.9	130.8	2.84%
Short-term borrowings	972.2	7.4	3.04%	1,138.9	9.4	3.33%	1,311.0	12.7	3.85%
Long-term debt	236.4	3.1	5.18%	236.4	3.1	5.19%	236.3	3.1	5.19%
Total borrowings	1,208.6	10.5	3.46%	1,375.3	12.5	3.65%	1,547.3	15.8	4.06%
Total interest-bearing liabilities cost	19,789.4	157.7	3.17%	19,917.5	157.1	3.17%	19,851.2	146.6	2.93%
Net interest-free funding sources	12,474.3			12,621.9			13,286.4
Total cost of funds	32,263.7	157.7	1.94%	32,539.4	157.1	1.94%	33,137.6	146.6	1.76%
Net Interest Spread (TE)		$274.5	2.17%		$273.3	2.14%		$272.1	2.09%
Net Interest Margin (TE)	$32,263.7	$274.5	3.39%	$32,539.4	$273.3	3.37%	$33,137.6	$272.1	3.27%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.

(k) Included in interest income is net purchase accounting accretion of $0.5 million, $0.8 million and $0.6 million for the three months ended September 30, 2024, June 30, 2024, and September 30, 2023, respectively.

(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Nine Months Ended
	9/30/2024			9/30/2023
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$18,380.4	$895.6	6.51%	$18,558.6	$834.2	6.01%
Residential mortgage loans	3,986.9	114.5	3.83%	3,452.8	93.1	3.60%
Consumer loans	1,391.8	92.5	8.88%	1,515.4	92.1	8.12%
Loan fees & late charges	—	4.8	0.00%	—	(0.1)	0.00%
Total loans (TE) (j) (k)	23,759.1	1,107.4	6.22%	23,526.8	1,019.3	5.79%
Loans held for sale	22.3	1.3	7.88%	30.6	1.4	6.38%
US Treasury and government agency securities	534.7	11.2	2.80%	538.0	10.1	2.50%
CMOs and mortgage backed securities	6,802.6	129.8	2.54%	7,556.0	129.2	2.28%
Municipals (TE)	849.4	18.9	2.96%	892.7	20.0	2.98%
Other securities	23.5	0.7	3.74%	23.5	0.6	3.51%
Total securities (TE) (l)	8,210.2	160.6	2.61%	9,010.2	159.9	2.37%
Total short-term investments	461.0	17.7	5.13%	604.2	21.4	4.73%
Average earning assets yield (TE)	$32,452.6	$1,287.0	5.30%	$33,171.8	$1,202.0	4.84%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$10,812.7	$186.6	2.31%	$10,570.5	$120.0	1.52%
Time deposits	4,905.5	173.3	4.72%	3,559.3	104.1	3.91%
Public funds	2,951.8	79.4	3.59%	2,997.0	73.7	3.29%
Total interest-bearing deposits	18,670.0	439.3	3.14%	17,126.8	297.8	2.32%
Short-term borrowings	965.0	21.8	3.02%	1,929.2	58.5	4.06%
Long-term debt	236.4	9.2	5.19%	240.1	9.3	5.14%
Total borrowings	1,201.4	31.0	3.45%	2,169.3	67.8	4.18%
Total interest-bearing liabilities cost	19,871.4	470.3	3.16%	19,296.1	365.6	2.53%
Net interest-free funding sources	12,581.2			13,875.7
Total cost of funds	32,452.6	470.3	1.94%	33,171.8	365.6	1.47%
Net Interest Spread (TE)		$816.7	2.13%		$836.4	2.31%
Net Interest Margin (TE)	$32,452.6	$816.7	3.36%	$33,171.8	$836.4	3.37%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.
(k) Included in interest income is net purchase accounting accretion of $1.6 million and $2.1 million for the nine months ended September 30, 2024 and 2023, respectively.
(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended			Nine Months Ended
(dollars in thousands)	9/30/2024	6/30/2024	9/30/2023	9/30/2024	9/30/2023
Nonaccrual loans (m)	$82,866	$86,253	$60,331	$82,866	$60,331
ORE and foreclosed assets	27,732	2,114	4,527	27,732	4,527
Total nonaccrual loans + ORE and foreclosed assets	$110,598	$88,367	$64,858	$110,598	$64,858
Nonaccrual loans as a percentage of loans	0.35%	0.36%	0.25%	0.35%	0.25%
Nonaccrual loans + ORE and foreclosed assets as a % of loans, ORE and foreclosed assets	0.47%	0.37%	0.27%	0.47%	0.27%
Accruing loans 90 days past due	$5,967	$6,069	$24,170	$5,967	$24,170
Accruing loans 90 days past due as a percentage of loans	0.03%	0.03%	0.10%	0.03%	0.10%
Modified loans - still accruing	$90,156	$57,422	$28,849	$90,156	$28,849
Modified loans - still accruing as a % of loans	0.38%	0.24%	0.12%	0.38%	0.12%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses:
Beginning balance	$316,148	$313,726	$314,496	$307,907	$307,789
Provision for loan losses	19,150	9,707	30,045	43,656	45,847
Charge-offs	(21,113)	(11,951)	(41,234)	(56,430)	(55,822)
Recoveries	3,086	4,666	2,984	22,138	8,477
Net charge-offs	(18,027)	(7,285)	(38,250)	(34,292)	(47,345)
Ending Balance	$317,271	$316,148	$306,291	$317,271	$306,291
Reserve for unfunded lending commitments:
Beginning balance	$26,079	$27,063	$31,160	$28,894	$33,309
Provision for losses on unfunded lending commitments	(586)	(984)	(1,547)	(3,401)	(3,696)
Ending balance	$25,493	$26,079	$29,613	$25,493	$29,613
Total allowance for credit losses	$342,764	$342,227	$335,904	$342,764	$335,904
Total provision for credit losses	$18,564	$8,723	$28,498	$40,255	$42,151
Allowance for loan losses as a percentage of period-end loans	1.35%	1.32%	1.28%	1.35%	1.28%
Allowance for credit losses as a percentage of period-end loans	1.46%	1.43%	1.40%	1.46%	1.40%
Allowance for loan losses as a % of nonaccrual loans	382.87%	366.54%	507.68%	382.87%	507.68%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries):
Commercial & real estate loans	$14,464	$4,112	$35,506	$23,830	$40,094
Residential mortgage loans	28	(83)	(383)	(201)	(835)
Consumer loans	3,535	3,256	3,127	10,663	8,086
Total net charge-offs	$18,027	$7,285	$38,250	$34,292	$47,345
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	0.32%	0.09%	0.75%	0.17%	0.29%
Residential mortgage loans	0.00%	(0.01)%	(0.04)%	(0.01)%	(0.03)%
Consumer loans	1.02%	0.95%	0.84%	1.02%	0.71%
Total net charge-offs as a percentage of average loans	0.30%	0.12%	0.64%	0.19%	0.27%
AVERAGE LOANS
Commercial & real estate loans	$18,179,941	$18,532,555	$18,678,969	$18,380,424	$18,558,630
Residential mortgage loans	3,996,986	4,000,570	3,669,922	3,986,899	3,452,799
Consumer loans	1,375,075	1,384,236	1,481,833	1,391,760	1,515,379
Total average loans	$23,552,002	$23,917,361	$23,830,724	$23,759,083	$23,526,808

(m) Included in nonaccrual loans are nonaccruing modified loans to borrowers experiencing financial difficulties totaling $5.4 million at September 30, 2024, $5.3 million at June 30, 2024, and less than $0.1 million at September 30, 2023.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended
(dollars in thousands)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Nonaccrual loans (m)	$82,866	$86,253	$82,082	$59,036	$60,331
ORE and foreclosed assets	27,732	2,114	2,793	3,628	4,527
Total nonaccrual loans + ORE and foreclosed assets	$110,598	$88,367	$84,875	$62,664	$64,858
Nonaccrual loans as a percentage of loans	0.35%	0.36%	0.34%	0.25%	0.25%
Nonaccrual loans + ORE and foreclosed assets as a % of loans, ORE and foreclosed assets	0.47%	0.37%	0.35%	0.26%	0.27%
Accruing loans 90 days past due	$5,967	$6,069	$7,938	$9,609	$24,170
Accruing loans 90 days past due as a percentage of loans	0.03%	0.03%	0.03%	0.04%	0.10%
Modified loans - still accruing	$90,156	$57,422	$37,425	$24,448	$28,849
Modified loans - still accruing as a % of loans	0.38%	0.24%	0.16%	0.10%	0.12%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses:
Beginning balance	$316,148	$313,726	$307,907	$306,291	$314,496
Provision for loan losses	19,150	9,707	14,799	17,671	30,045
Charge-offs	(21,113)	(11,951)	(23,366)	(19,601)	(41,234)
Recoveries	3,086	4,666	14,386	3,546	2,984
Net charge-offs	(18,027)	(7,285)	(8,980)	(16,055)	(38,250)
Ending Balance	$317,271	$316,148	$313,726	$307,907	$306,291
Reserve for unfunded lending commitments:
Beginning balance	$26,079	$27,063	$28,894	$29,613	$31,160
Provision for losses on unfunded lending commitments	(586)	(984)	(1,831)	(719)	(1,547)
Ending balance	$25,493	$26,079	$27,063	$28,894	$29,613
Total allowance for credit losses	$342,764	$342,227	$340,789	$336,801	$335,904
Total provision for credit losses	$18,564	$8,723	$12,968	$16,952	$28,498
Allowance for loan losses as a percentage of period-end loans	1.35%	1.32%	1.31%	1.29%	1.28%
Allowance for credit losses as a percentage of period-end loans	1.46%	1.43%	1.42%	1.41%	1.40%
Allowance for loan losses as a % of nonaccrual loans	382.87%	366.54%	382.21%	521.56%	507.68%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries)
Commercial & real estate loans	$14,464	$4,112	$5,254	$12,747	$35,506
Residential mortgage loans	28	(83)	(146)	(388)	(383)
Consumer loans	3,535	3,256	3,872	3,696	3,127
Total net charge-offs	$18,027	$7,285	$8,980	$16,055	$38,250
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	0.32%	0.09%	0.11%	0.27%	0.75%
Residential mortgage loans	0.00%	(0.01)%	(0.01)%	(0.04)%	(0.04)%
Consumer loans	1.02%	0.95%	1.10%	1.02%	0.84%
Total net charge-offs as a percentage of average loans:	0.30%	0.12%	0.15%	0.27%	0.64%
AVERAGE LOANS
Commercial & real estate loans	$18,179,941	$18,532,555	$18,430,979	$18,548,884	$18,678,969
Residential mortgage loans	3,996,986	4,000,570	3,963,030	3,803,702	3,669,922
Consumer loans	1,375,075	1,384,236	1,416,154	1,443,095	1,481,833
Total average loans	$23,552,002	$23,917,361	$23,810,163	$23,795,681	$23,830,724

(m) Included in nonaccrual loans are nonaccruing modified loans to borrowers experiencing financial difficulties totaling $5.4 million at September 30, 2024, $5.3 million at June 30, 2024, less than $0.2 million at March 31, 2024, and less than $0.1 million at both December 31, 2023 and September 30, 2023.

HANCOCK WHITNEY CORPORATION
Appendix A to the Earnings Release
Reconciliation of Non-GAAP Measure
(Unaudited)

PRE-PROVISION NET REVENUE (TE) AND ADJUSTED PRE-PROVISION NET REVENUE (TE)
	Three Months Ended					Nine Months Ended
(in thousands)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Net Income (GAAP)	$115,572	$114,557	$108,612	$50,603	$97,738	$338,741	$341,999
Provision for credit losses	18,564	8,723	12,968	16,952	28,498	40,255	42,151
Income tax expense	29,684	30,308	24,720	11,705	24,297	84,712	85,821
Pre-provision net revenue	163,820	153,588	146,300	79,260	150,533	463,708	469,971
Taxable equivalent adjustment (n)	2,693	2,828	2,830	2,834	2,852	8,351	8,273
Pre-provision net revenue (TE)	166,513	156,416	149,130	82,094	153,385	472,059	478,244
Adjustments from supplemental disclosure items
Gain on sale of parking facility	—	—	—	(16,126)	—	—	—
Loss on securities portfolio restructure	—	—	—	65,380	—	—	—
FDIC special assessment	—	—	3,800	26,123	—	3,800	—
Adjusted pre-provision net revenue (TE)	$166,513	$156,416	$152,930	$157,471	$153,385	$475,859	$478,244

REVENUE (TE), ADJUSTED REVENUE (TE) AND EFFICIENCY RATIO
	Three Months Ended					Nine Months Ended
(in thousands)	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Net interest income	$271,764	$270,430	$266,171	$269,460	$269,234	$808,365	$828,139
Noninterest income	95,895	89,174	87,851	38,951	85,974	272,920	249,529
Total GAAP revenue	367,659	359,604	354,022	308,411	355,208	1,081,285	1,077,668
Taxable equivalent adjustment (n)	2,693	2,828	2,830	2,834	2,852	8,351	8,273
Total revenue (TE)	370,352	362,432	356,852	311,245	358,060	1,089,636	1,085,941
Adjustments from supplemental disclosure items
Gain on sale of parking facility	—	—	—	(16,126)	—	—	—
Loss on securities portfolio restructure	—	—	—	65,380	—	—	—
Adjusted revenue (TE)	$370,352	$362,432	$356,852	$360,499	$358,060	$1,089,636	$1,085,941
GAAP Noninterest expense	$203,839	$206,016	$207,722	$229,151	$204,675	$617,577	$607,697
Amortization of Intangibles	(2,292)	(2,389)	(2,526)	(2,672)	(2,813)	(7,207)	(8,884)
Adjustments from supplemental disclosure items
FDIC special assessment	—	—	(3,800)	(26,123)	—	(3,800)	—
Adjusted noninterest expense for efficiency	$201,547	$203,627	$201,396	$200,356	$201,862	$606,570	$598,813
Efficiency ratio (o)	54.42%	56.18%	56.44%	55.58%	56.38%	55.67%	55.14%

(n) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(o) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items noted above.